         CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002



Name of Issuer:     Diversified Investors Funds Group


In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Issuer.



Date:  September 1, 2004                          /s/ Mark Mullin
                                                  ---------------------------
                                                  Mark Mullin
                                                  Principal Executive Officer

Date:  September 1, 2004                          /s/ Joseph Carusone
                                                  ---------------------------
                                                  Joseph Carusone
                                                  Principal Financial Officer